                                                                   EXHIBIT 10.11


                             ASSIGNMENT AGREEMENT

          THIS AGREEMENT made as of February 17, 1997;


B E T W E E N:


         CITYSEARCH, INC., a corporation incorporated under the laws of Delaware

         (hereinafter referred to as "CitySearch U.S.A.")

                                                       OF THE FIRST PART,


                                    - and -


         1217554 ONTARIO INC., a corporation incorporated under the laws of Ontario

         (hereinafter referred to as "CitySearch Ontario")

                                                       OF THE SECOND PART,


                                    - and -


         TORONTO STAR CITYSEARCH, a general partnership formed under the laws of the province of Ontario

         (hereinafter referred to as "the Partnership")


                                                       OF THE THIRD PART.

         WHEREAS CitySearch U.S.A. and CitySearch Ontario are parties to a license and services agreement made as of the date hereof (the "License and Services Agreement"):

-----------------
[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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                                      -2-

          AND WHEREAS CitySearch Ontario desires to assign the License and Services Agreement to the Partnership and the Partnership desires to receive an assignment of the License and Services Agreement:

          NOW THEREFORE, for good and valuable consideration (the adequacy and receipt of which consideration is hereby acknowledged by each of the parties), the parties covenant and agree as follows:


                           ARTICLE ONE - ASSIGNMENT

1.01      ASSIGNMENT
          ----------

     (a) CitySearch Ontario hereby sells, transfers and assigns to the Partnership all of its right, title and interest in and to the License and Services Agreement and the Partnership hereby assumes all of the rights, obligations and liabilities of CitySearch Ontario under the License and Services Agreement. Such sale, transfer and assignment by CitySearch Ontario shall be treated as a contribution to the Partnership in an amount equal to its fair market value, which the parties acknowledges is [*]

     (b) The Partnership covenants to CitySearch U.S.A. that it will assume, duly discharge, perform and observe all of the liabilities, obligations, duties and responsibilities of CitySearch Ontario under or by virtue of or in respect of the License and Services Agreement.

1.02      CONSENT OF CITYSEARCH U.S.A.
          ----------------------------

          CitySearch U.S.A. hereby consents to the assignment of the License and Services Agreement to the Partnership. CitySearch U.S.A. and the Partnership agree that (i) the Partnership shall stand in the place and stead of CitySearch Ontario, (ii) CitySearch U.S.A. may fully enforce the License and Services Agreement against the Partnership as if it was an original party to the License and Services Agreement, (iii) the Partnership may fully enforce the License and Services Agreement against CitySearch U.S.A. as if the Partnership was an original party to the License and Services Agreement, and (iv) CitySearch Ontario is released from all of its obligations under or with respect to the License and Services Agreement.

1.03      ACKNOWLEDGEMENT
          ---------------

          The Partnership acknowledges that there is an obligation under the License and Services Agreement binding upon it to pay CitySearch U.S.A. the Initial Service Fee (as that term is defined in the License and Services Agreement) of [*]


-------------
[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                                      -3-

                             ARTICLE TWO - GENERAL

2.01      ENUREMENT
          ---------

          This Agreement shall enure to the benefit of and be binding upon the parties, their respective administrators, successors and permitted assigns.

2.02      FURTHER ASSURANCES
          ------------------

          Each party shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

2.03      DISPUTES
          --------

          Any dispute, disagreement, controversy, question or claim arising out of or relating to this Agreement must be conclusively settled by submission to arbitration in accordance with the procedure described in the Partnership Agreement between CitySearch Ontario and Metroland Printing, Publishing & Distributing Ltd. made as of the date hereof.

2.04      ENTIRE AGREEMENT
          ----------------

          This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto.

2.05      MODIFICATION OF AGREEMENT
          -------------------------

          No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by the parties hereto and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

2.06      GOVERNING LAW
          -------------

          This Agreement shall be governed by and construed in accordance with the laws of the province of Ontario and the laws of Canada applicable therein.

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                                      -4-

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                   CITYSEARCH, INC.


                                   Per: /s/ Charles R. Conn III
                                        -------------------------------
                                   Name: /s/ Charles R. Conn 3rd
                                         ------------------------------
                                   Title: CEO
                                         -----------------------------

                                   1217554 ONTARIO INC.


                                   Per: /s/ Charles R. Conn III
                                        -------------------------------
                                   Name: /s/ Charles R. Conn 3rd
                                        -------------------------------
                                   Title: Director
                                         -----------------------------

                                   TORONTO STAR CITYSEARCH
                                   by Metroland Printing, Publishing &
                                   Distributing Ltd.


                                   Per: /s/ David Galloway
                                        -------------------------------
                                   Name: /s/ David Galloway
                                        ------------------------------
                                   TITLE:  Director
                                         -----------------------------